Filed Pursuant To Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

TCM SMALL CAP GROWTH FUND

TCM Small Cap Growth Fund
Ticker: TCMSX

a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 1, 2020 to the
Statement of Additional Information (“SAI”) dated January 28, 2020

The following information is added on page B-25 under the section entitled “THE FUND’S INVESTMENT ADVISOR” of the TCM Small Cap Growth Fund’s SAI.

Tygh Capital Management, Inc. (“TCM” or the “Advisor”) has served as the investment advisor to the TCM Small Cap Growth Fund (the “Fund”) since its inception. Pursuant to a plan to broaden employee ownership, Jeff  B. Curtis, President and CFO of the Advisor, intends to decrease his ownership interest in the Advisor over time by transferring some of his shares to existing employees of the firm. The sale of Mr. Curtis’ shares over time in one or more transactions would take place at the discretion of management of TCM (the “Plan”). Currently, Mr. Curtis and Richard J. Johnson, CEO and CIO of the Advisor, are subject to a voting agreement which requires that significant decisions relating to the management and operation of the Advisor must be agreed to jointly by both parties. Therefore, currently Mr. Curtis and Mr. Johnson are deemed to jointly be in control of the Advisor. Pursuant to the Plan, however, once Mr. Curtis’ ownership of TCM falls below 15%, (or at any other time as determined by TCM), the voting agreement would terminate and Mr. Curtis would no longer share control of TCM. The purpose of the transaction is to broaden employee ownership of the Advisor, which management of the Advisor believes is positive for the firm, its employees and its advisory clients, including the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), certain changes in the equity ownership of an investment advisor may result in a technical “change of control” of that advisor. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate. Therefore, when the voting agreement terminates, the current investment advisory agreement will terminate.

The Advisor does not anticipate that the Plan will have a material impact on the Advisor or any third-party vendors that provides services to the Fund, including with respect to the following: operations, personnel, organizational structure; capitalization, or the financial and other resources. The Advisor’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Advisor is anticipated as a result of the implementation of the Plan.

As a result, the Trust's Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, at a meeting on February 25, 2020, determined that it would be in the best interests of shareholders to approve the new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between TCM and the Trust, on behalf of the Fund, retaining TCM as investment advisor for the Fund upon completion of the change in control. Shareholders of the Fund as of April 20, 2020 approved the New Investment Advisory Agreement at a shareholder meeting held on June 17, 2020. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the current investment advisory agreement between TCM and the Trust, on behalf of the Fund. It is anticipated that one of the transactions contemplated by the Plan could result in a termination of the voting agreement which would be deemed a change of control resulting in the automatic termination of the current investment advisory agreement. If the change in control does not occur within three years, then the shareholder approval of the New Investment Advisory Agreement will expire.

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Please retain this supplement for your reference.